UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): December 10, 2020

Sprout Social, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39156	27-2404165
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

131 South Dearborn St., Suite 700			60603
Chicago	,	Illinois
(Address of Principal Executive Offices)			(Zip Code)

(866) 878-3231
(Registrant’s telephone number, including area code)
Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	SPT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On December 10, 2020, the Sprout Social, Inc. (the “Company”) board of directors (the "Board") elected Raina Moskowitz to the Board and its Audit Committee as a Class I director for a term expiring at the 2023 annual meeting of stockholders of the Company. The election of Ms. Moskowitz expands the size of the Board to seven directors.

In connection with her election, the Board approved the payment to Ms. Moskowitz of the quarterly non-employee director cash retainer of $1,793 and the quarterly non-employee Audit Committee member retainer of $598 under the Company’s Non-Employee Director Compensation Policy (the “Policy”) (which represent the pro rata portions of the $30,000 annual non-employee director cash retainer for 2020 and the $10,000 annual Audit Committee member cash retainer for 2020, respectively, further prorated to reflect the number of days Ms. Moskowitz will have been in service as a non-employee director during the fourth quarter of 2020), commencing in January 2021. On December 10, 2020, the Board also approved, pursuant to the Policy, a start date grant to Ms. Moskowitz of restricted stock units with respect to the Class A common stock of the Company (“RSUs”) having a grant date value of $240,000, one-third of which will vest on the first anniversary of the grant date, and the remainder of which will vest in quarterly installments over the next two years, subject to Ms. Moskowitz remaining in service as a non-employee director.

There are no arrangements or understandings between Ms. Moskowitz and any other persons pursuant to which she was elected as a director of the Company. With respect to Item 404(a) of Regulation S-K, there are no relationships or related transactions between Ms. Moskowitz and the Company that would be required to be reported.

Item 7.01. Regulation FD Disclosure.

A copy of the press release announcing the election of Ms. Moskowitz is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The information in this Item 7.01 (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01. Financial Statements and Exhibits.

(d)Exhibits.

Exhibit No.	Description
99.1	Press release dated December 10, 2020

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPROUT SOCIAL, INC.

By:	/s/ Heidi Jonas
Name:	Heidi Jonas
Title:	General Counsel and Secretary
Date: December 10, 2020